UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2011

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2544

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4(c))

Section 5 – Corporate Governance and Management

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                The Board of Directors of Old Line Bancshares, Inc. (the “Company”) adopted an amendment (the “Amendment”) to Article I of the Company’s Bylaws, effective March 24, 2011, to eliminate the requirement that the Company’s annual meeting of stockholders be held in May of each year.  Under the Amendment, the Company’s Board of Directors has the discretion to set the date of the annual meeting.

The text of Amendment is filed as Exhibit 3.2.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

3.2.1  Amendment to the Amended and Restated Bylaws of Old Line Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: March 24, 2011	By:	/s/Christine M. Rush
Christine M. Rush, Chief Financial Officer